Exhibit 10.2
SIXTH AMENDMENT TO
TERMINAL SERVICES AGREEMENT
This Sixth Amendment to Terminal Services Agreement (“Amendment”) is made and entered into as of June 30, 2023 (“Amendment Date”) with respect to each respective Terminal set forth on Schedule I, unless otherwise indicated, the party identified as “Customer” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Customer”), and the party identified as “Terminal Owner” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Terminal Owner”) each referred to in this Amendment as a “Party” and collectively as “Parties”.

WHEREAS, on November 1, 2020, the Parties entered into that certain Terminal Services Agreement, subsequently amended on April 30, 2021, May 30, 2021, June 30, 2021, July 31, 2021, and June 1, 2023 (collectively, the “Agreement”), pursuant to which the Parties agreed that Terminal Owner would operate the Terminal or otherwise provide certain terminal services to the Customer at the respective Terminal;

WHEREAS, Tesoro Refining & Marketing Company LLC (“TRMC”) assigned and Marathon Petroleum Supply and Trading LLC assumed all of TRMC’s right, title and interest under the Agreement pertaining to crude petroleum;

WHEREAS, TRMC, Western Refining Company LLC (formerly known as Western Refining Company L.P., “WNR”), St. Paul Park Refining Co. LLC (“SPPR”), and Tesoro Alaska Company LLC (“TAC”) assigned and Marathon Petroleum Company LP assumed all of their rights, titles, and interests under the Agreement pertaining to all commodities other than crude petroleum; and

WHEREAS, the Parties desire to amend the Agreement to remove Schedule 5.1 (d) and amend Schedule 5.1(c);

NOW, THEREFORE, in consideration of the promises and covenants in the Agreement and this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.Schedule 5.1(c) is hereby deleted in its entirety and replaced with Schedule 5.1 (c) attached hereto.
2.Schedule 5.1(d) is hereby deleted in its entirety.
3.In all other respects, except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

4.In the event of any conflict between the terms and provisions of this Amendment and terms and provisions of the Agreement, the terms and provisions of this Amendment shall prevail.

5.The Parties acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand, and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anacortes
Boise
Burley
Carson
Colton
Hynes
Mandan
Pasco
Pocatello
Salt Lake City
San Diego
Stockton
Vancouver
Vinvale
Wilmington

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Tesoro Logistics Operations LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Shawn Lyon

Name:	Brian K. Partee	Name:	Shawn Lyon

Title:	Senior Vice President	Title:	President

Marathon Petroleum Supply and Trading LLC

By:	/s/ Rick D. Hessling

Name:	Rick D. Hessling

Title:	President

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anchorage Ocean Dock
Anchorage T2
Fairbanks
Nikiski

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Tesoro Logistics Operations LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Shawn Lyon

Name:	Brian K. Partee	Name:	Shawn Lyon

Title:	Senior Vice President	Title:	President

Tesoro Alaska Terminals LLC

		By:	/s/ Shawn Lyon

		Name:	Shawn Lyon

		Title:	President

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Albuquerque
Bloomfield
El Paso
St. Paul Park

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Western Refining Terminals LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Shawn Lyon

Name:	Brian K. Partee	Name:	Shawn Lyon

Title:	Senior Vice President	Title:	President

Schedule I

Parties to Agreement per respective Terminal

Terminal	Customer	Terminal Owner	Initial Term	Extension Period
Albuquerque	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - October 16, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Anacortes	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 1, 2024
2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner.

Anchorage Ocean Dock	Marathon Petroleum Company LP	Tesoro Alaska Terminals LLC	Effective Date - September 16, 2026
2 renewal terms of 5 years each (each, an Extension Period by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Extension Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.

Anchorage T2	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC/Tesoro Alaska Terminals LLC	Effective Date - September 16, 2026
2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Renewal Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.

Bloomfield	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - October 16, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Boise	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date – July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Burley	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Carson	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Colton	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

El Paso	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - October 16, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Fairbanks	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC/Tesoro Alaska Terminals LLC	Effective Date - September 16, 2026
2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Extension Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.

Hynes	Marathon Petroleum Company LP Marathon Petroleum Supply and Trading LLC (for crude only)	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Mandan	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Nikiski	Marathon Petroleum Company LP	Tesoro Alaska Terminals LLC	Effective Date September 16, 2026
2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Extension Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.

Pasco	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date – July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Pocatello	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Salt Lake City	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
San Diego	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
St Paul Park	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - September 15, 2026
2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 90 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner.

Stockton	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Vancouver	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Vinvale	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Wilmington	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Schedule 5.1(c) – Storage Fees and Monthly Storage Commitment

Terminal Name	State	Monthly Storage Commitment (Barrels)	Storage Services Fee (per Barrel)
Albuquerque[1]	NM	155,959	0.6000
Anchorage Ocean Dock	AK	316,000	1.241742
Anchorage T2	AK	342,000	1.241742
Bloomfield[1]	NM	142,017	0.6000
El Paso	TX	74,898	0.6000
Hynes – Refined products	CA	967,662	1.2000
Hynes – Crude/Dark Oil[2]	CA	676,910	1.0123
Pocatello	ID	19,307	0.2800
St. Paul Park	MN	11,808	0.594940
Vinvale	CA	528,573	1.2000

1     Terminal Owner may, but shall have no obligation to, utilize any shell capacity not being used by Customer to provide storage to third parties; provided, however, that Terminal Owner shall be required, to the extent Customer desires to utilize any then-available storage capacity, to prioritize Customer’s utilization of such storage capacity over third-party customers.

2     The Crude/Dark Oil Monthly Storage Commitment and Storage Services Fee for this Terminal will be effective through May 31, 2026, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Crude/Dark Oil Monthly Storage Commitment be less than 272,662 barrels per month or the Storage Services Fee be less than 75% of the current Storage Services Fee for this Terminal. If the Parties are unable to mutually agree on an adjusted Monthly Storage Commitment and Storage Services Fee by August 31, 2026, the existing Monthly Storage Commitment and Storage Services Fee for this Terminal will remain in effect through the remaining Term of this Agreement.